UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2012

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54447	01-0969655
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Church Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)         The annual meeting of stockholders of Naugatuck Valley Financial Corporation (the “Company”) was held on June 29, 2012.

(b)         The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.	The following individuals were elected as directors, for the term reflected below, by the following vote.

Name	Votes For	Votes Withheld	Broker Non-Votes

For a term of three years:
Frederick A. Dlugokecki	2,917,711	560,552	2,951,964
Richard M. Famiglietti	2,843,722	634,541	2,951,964
Kevin A. Kennedy	3,136,331	341,932	2,951,964

2.	The appointment of Whittlesey & Hadley, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
5,987,976	400,506	41,745

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: June 29, 2012	By:	/s/ John C. Roman
John C. Roman
President and Chief Executive Officer